UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – November 10, 2009

US Oncology Holdings, Inc.

US Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-144492	20-0873619
Delaware	0-26190	84-1213501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10101 Woodloch Forest

The Woodlands, Texas 77380

(Address of principal executive offices including zip code)

(281) 863-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On November 10, 2009, US Oncology and US Oncology Holdings, Inc. (the “Companies”), announced that Phillip H. Watts, Executive Vice President and General Counsel of each of the Companies, will be retiring from the Companies, effective November 30, 2009.

ITEM 9.01	Financial Statements and Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

(c) Exhibits.

Exhibit 99.1	Press Release of US Oncology, Inc. dated November 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2009

US ONCOLOGY HOLDINGS, INC.
US ONCOLOGY, INC.

By:	/S/ PHILLIP H. WATTS
Name:	Phillip H. Watts
Title:	Vice President - General Counsel